UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 10, 2026, MIRA Pharmaceuticals, Inc. (the “Company”) issued a press release announcing positive results from preclinical studies evaluating optimized oral formulations of MIRA-55, the Company’s oral drug candidate being developed as a non-opioid therapy for chronic inflammatory pain.

Following evaluation of multiple oral formulations, the Company selected a lead formulation demonstrating favorable oral bioavailability together with sustained systemic exposure and reproducible distribution into both brain and liver tissue following oral administration. The study included an intravenous reference arm to characterize absolute oral bioavailability and support selection of the lead formulation based on its overall pharmacokinetic profile.

The Company believes these pharmacokinetic findings further strengthen the development profile of MIRA-55 by demonstrating that the optimized oral formulation provides meaningful systemic exposure together with distribution into pharmacologically relevant tissues related to both central and peripheral mechanisms of chronic inflammatory pain. These findings build upon the Company’s previously reported preclinical studies demonstrating that oral MIRA-55 normalized pain and reduced inflammation in a validated inflammatory pain model, outperforming injected morphine, while also exhibiting a differentiated pharmacological profile relative to THC. In separate mechanistic and behavioral studies, MIRA-55 demonstrated anxiolytic activity, did not produce the characteristic central nervous system effects associated with THC, and was shown to interact with the cannabinoid system through a mechanism distinct from THC.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of MIRA Pharmaceuticals, Inc., dated July 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: July 10, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer